UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2014

Date of reporting period: January 1, 2014-June 30, 2014

Kavilco Incorporated

2013 Report to Shareholders

June 30, 2014 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2014 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are historical photos and descriptions and an In Memoriam listing of deceased original shareholders along with general information articles.

41st Annual Meeting of Shareholders

Notice
The 41st Annual Meeting of Shareholders is scheduled for Saturday, November 1, 2014 at Cape Fox Lodge in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to Noon in the Shaa Hit Room. The Shareholder meeting will be from 1:00 pm to 3:00 pm. The primary items of business are the approval of the Corporation's independent public accountants and the election of directors.

Directors whose terms are up for re-election this year are Jeane Breinig, Director, Marie Miller, Vice President, and Ramona Hamar, Director. The Board recommends re-election of all three members.

"Your Proxy Ballot and Statement will be mailed in October 2014."

We urge you to come to the Annual Meeting of Shareholders. Attendance at the Shareholder meetings helps to maintain good communication and understanding amongst us all.

Your vote is very important! Even if you are unable to attend the Annual Meeting, we ask that you vote "discretionary" on the Management Proxy Ballot as soon as you receive it.

"A Dinner to Honor President Louis Thompson's Life and Legacy" will be held at the Ted Ferry Civic Center on Saturday evening for shareholders, their family and guests; doors will open at 5:30 pm.

There is no charge for dinner as always and there will be a presentation on the life and contributions of Louis Thompson after the dinner.

A "silent auction" benefitting the Kasaan Haida Heritage Foundation will be held during the dinner. If you have any items to donate to the auction please contact Jeane Breinig at jeane@gci.net.

We look forward to seeing you there.

Greetings to our Shareholders From your President

As we enter our 41st year as a corporation we are still following the mandate set in the 1980 survey of Kavilco Shareholders. The survey results determined that Kavilco Incorporated was to focus on dividends in addition to a land base for Kavilco Shareholders. That mandate is still appropriate for this corporation today. The bottom line is that dividends are a common denominator among all shareholders

Village Corporations formed under the Alaska Native Claims Settlement Act (ANCSA) have different definitions of success, some are creating jobs for for local shareholders, some have business operations, some create scholarships and I am sure these ventures were a mandate by their shareholders; all of this is fine. Kavilco on the other hand leaves these decisions to the individual shareholder.
By distributing an average of $100.00 per share annually in each of the last 34 years, Kavilco shareholders have decided how much to spend on education, assistance to the elderly, investments in the stock market, or whatever their needs may be for day to day living to say nothing about setting money aside for 'inflation proofing' as I believe this to be the shareholders responsibility. It has been Kavilco's job is to create the dividend for shareholders not determine what they should do with it.

After the 1980 timber sale we took a long look at real-estate investments. We looked at a couple of resorts in Washington State an office building in downtown Seattle and an opportunity to own majority interest in a Bank in Anchorage. It did not take us long to figure out that Banks raise money by selling bank shares. In order to maintain 51% owner ship of the bank we have to always purchase 51% of shares sold. Not good. That bank went out of business.

My hope, as with the existing board of directors, is that in the annual report dated 2114(one hundred years from now) the President of Kavilco Inc. will start his or her letter to the shareholders with "As we enter our 141st year as a corporation we are still following the mandate set forth by the Kavilco Shareholders in the 1980 survey that Kavilco Inc. focus on dividends to the shareholders in addition to a land base for Kavilco Shareholders."

That being said, I must point out that Mr. Louis Thompson left such big Kavilco shoes to fill and it would be foolish for me,or anyone else, to try to fill them. The Kavilco Mr. Thompson administered is a world away from the Kavilco of today as the next timber sale matching the magnitude of the 1980 timber sale is many years away. What we can do, those of us who follow Mr. Thompson, is to put our own footprint on the path he and the original Board of Directors put us on; that path we hope is a long one. We cannot know how future generations will manage Kavilco or what path they may determine is best for the corporation of the future. What we can do is leave Kavilco Inc. on solid foundation for future generations.

We may need to remind our young people that those in the past who suffered so many indignities and laid the foundation for ANSCA are the ones who received none of the benefits we enjoy today. They did this for us and therefore our responsibility is to do the same for future generations. The efforts of the Alaska Native Brotherhood and Sisterhood dating back to the 1930's cannot be overstated and should never be forgotten or discounted.

We lost two prominent shareholders this past year, Louis Thompson and Juanita Smith. Each left us within four months of each other and they happened to be cousins. I extend my sympathies to their families and to all of Kavilco for their loss.

With our by-laws firmly in place Kavilco shareholders were hardly aware of the transition from one President of Kavilco to the next. The Board of Directors and its leadership are all in the same canoe paddling upstream and from time to time we will lose one of our paddlers as happened on January 8th of this year when we lost Louis Thompson. When that happens, those who remain must paddle a little harder just to keep from getting pushed downstream. The Securities Exchange Commission allowed Kavilco just 60 days to get the next paddle into the water. Does this mean that Kavilco is changing direction? Not by a long shot. We have nine paddles in the water, not one.

Holding the new paddle is Eleanor Hadden, she holds a Master's Degree of Arts in Cultural Anthropology. Additionally Eleanor sits on the Alaska Area Institutional Review Board, they review all health research projects involving Alaska Natives. The Board tries to make sure our people are protected from harm. At this time Eleanor is the curator at the Alaska Native Heritage Center.

In Kasaan, restoration work on the Whale House in Kasaan is well underway funded by grants and donations. The Organized Village of Kasaan has taken a leadership role in the project though a letter of understanding with Kavilco working hand in hand with the Kavilco non-profit, the Kasaan Haida Heritage Foundation (KHHF.) I encourage anyone who can to visit the Whale House site in Kasaan as the work being done is impressive. All four corner posts had to be replaced and how that was done took some engineering ingenuity.

In closing I would like to express my highest level of gratitude to all who came before us and took part in creating what we have today.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings to our Shareholders From Your CFO

I have taken the liberty to deviate from my typical discussion on the economy and Kavilco's portfolio to write about a man who's dear to my heart and that is Louis Thompson. When I first started working here, the General Manager, Bob Sanders, stated that Louis was a special kind of person. My interaction with Louis in the early 1980's was rather limited but very pleasant. However, what I immediately noticed was his self-confidence and his unending desire to improve the quality of life of the shareholders. He was adamant that we would not operate a business with the sole purpose to hire shareholders (a common theme and losing proposition among a number of Native corporations) and worked toward seeking the highest return on investments.

Case in point, a questionnaire was sent out to the shareholders in 1980 to see what they expected out of the corporation. The majority of shareholders wanted to receive money and land. In response to the shareholders request, starting in 1979 Kavilco then continued paying out dividends. To date, Kavilco has paid out $49,766,658 in dividends; Kavilco was the first village corporation to start paying dividends. Based on in-house tax research there was a possibility that Kavilco could avoid federal income taxes if we became a registered investment company. Louis was not intimated by the legal issues, a complex application process with the Securities and Exchange Commission, or to amending the Alaska Native Claims Settlement Act to become an investment company. Louis was the driving force behind Kavilco becoming an investment company in 1990. The fruits of our labor have translated into approximately $2,407,000 in tax savings which was instead distributed to the shareholders.

In the early 1980's, lawyers, accountants and business consultants played an active role in the management and oversight of Native corporations. Louis realized that this approach was costly and, in many cases, counterproductive. He always believed that we could accomplish business endeavors with minimal expenses. The one situation that stands out among many is when the board distributed an acre in half to the shareholders. Unlike other village corporations, we did so without any costly legal oversight.

Louis and I worked together on almost a daily basis resolving shareholder and business issues and fulfilling requests made by the Board of Directors. The biggest challenge we faced was when Kavilco sold net operating losses of Drexel, Burnham, Lambert Group Inc. The proceeds were held in a Drexel trust pending an IRS audit. Two years later, Drexel filed for bankruptcy, which,because of the complex structure of the sale, resulted in Kavilco being technically bankrupt. At this time, Kavilco was appointed to the Creditors Committee. Having a front row seat in the liquidation was not a pleasant experience for us since we could lose everything. During the proceedings, Louis called me at least once a day to discuss the recent developments, plan strategies and offer me moral support. Never once was he concerned that if Kavilco was forced into bankruptcy he would be out of a job. His concern was for the future of the company and the shareholders. Fortunately, when Drexel was liquidated, we received the principal portion of our debt

Louis and I had an excellent line of communication especially when confronted with business or shareholder issues. However, when we weren't discussing these issues he would talk about what it was like to grow up in Kasaan. Louis was a great story teller and I learned so much about life in Kasaan and about the descendants of most of Kavilco's original shareholders. He worked on numerous historical and cultural projects for the benefit of future generations.

I have given serious thought to what Louis's legacy is. There have been so many issues and challenges we worked on over the years to the betterment of Kavilco, but it is not just the accomplishments. I witnessed a man who was diagnosed with terminal cancer attend board meetings in spite of pain and exhaustion, and his legacy really is his lifetime commitment to the corporation and shareholders. His philosophy of putting the shareholders first has always been the philosophy of the Board and, in my opinion, is the primary reason we have been so successful.

No doubt Louis's legacy will live on with the appointment of Louie Jones as the President, Marie Miller as Vice President, and a Board of Directors that is deeply committed to the shareholders, the history of Kasaan, and to the Haida culture.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Kavilco Incorporated
(An Investment Company)

Financial Statements (unaudted June 30, 2014)

The unaudited financial statements for the six month period ending June 30, 2014 are included in this report.

The audited financial statements dated December 31, 2013, were sent to shareholders on February 28, 2014 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco's Corporate Secretary at 1-800-786-9574

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2014 (unaudited)

ASSETS
Investments in securities, at market value (identified cost $33,864,162)	$37,139,309
Real estate at fair value (identified cost $1,054,089)	3,794,617
Cash and cash equivalents	77,344
Interest receivable	354,358
Dividends receivable	14,581
Premises and equipment, net	16,243
Prepaid expenses and other assets	26,741

Total assets	41,423,193

LIABILITIES
Accounts payable and accrued expenses	15,529
Dividends payable	197,984

Total liabilities	213,513

NET ASSETS	$41,209,680

Net assets consist of:

Distributable earnings	$6,503,409
Contributed Capital	34,706,271

TOTAL Net assets	$41,209,680

Net asset value per share of Class A and Class B common stock ($41,209,680) divided by 12,000 shares outstanding)	$3,434

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)
Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2014 (unaudited)

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES - 90.1%

U.S. Corporate Bonds - 56.7%
Chemical Industry - 4.5%
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,676,414

Communications - 10.1%
AT&T, 5.100%, due September 15, 2014	1,250,000	1,260,887
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	2,189,840
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	293,372
Total Communications		3,744,099

Consumer, Cyclical - 7.8%
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,236,227
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,103,610
Avon Products, 6.500%, due March 1, 2019	500,000	560,240
Total Consumer, Cyclical		2,900,077

Consumer, Non-cyclical - 3.3%
McDonald's Corp., 5.300%, due March 15, 2017	500,000	556,110
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	287,200
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	394,050
Total Consumer, Non-cyclical		1,237,360

Energy - 15.1%
Kinder Morgan Energy Partners, 5.625%, due February 15, 2015	500,000	515,625
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	84,110
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,507,274
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,153,230
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	524,860
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,559,830
Hess Corporation, 8.125%, due February 15, 2019	199,000	250,334
Total Energy		5,595,263

Financial - 1.8%
American Express Credit Co., 5.300%, due December 2, 2015	117,000	124,703
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	243,386
Total Financial		368,089

Paper & Forest Products Industry - 1.8%
International Paper, 9.375%, due May 15, 2019	500,000	662,065

Technology - 3.9%
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,037,510
Oracle Corp., 5.000%, due July 18, 2019	250,000	285,102
Adobe Systems Inc., 4.750%, due February 1, 2020	100,000	111,232
Total Technology		1,433,844

Transportation - 4.4%
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,024,410
FedEx Corp., 8.000%, due January 15, 2019	500,000	625,775
Total Transportation		1,650,185

Utilities - 4.9%
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,307,025
Southern Electric Power, 5.550%, due January 15, 2017	174,000	192,366
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	305,302
Total Utilities		1,804,693

Total U.S. Corporate Bonds (cost $19,396,314)		21,072,089

U.S. Common Stock - 27.2%

Chemicals Specialty - 0.1%
Terra Nitrogen Company LP	225	32,472

Computer and Peripherals - 0.6%
Intel Corporation	7,777	240,309

Computer Software & Services - 0.4%
Microsoft Corp.	3,640	151,788

Drug Industry - 1.3%
Bristol-Myers Squibb	1,500	72,765
Eli Lilly & Co.	2,000	124,340
Merck & Co. Inc.	5,000	289,250
Pfizer	6,240	185,203

Total Drug Industry		671,558

Electric Utility - 6.0%
Alliant Energy	3,700	225,182
Avista Corp.	2,000	67,040
Consolidated Edison Inc.	1,500	86,610
Duke Energy Corp.	3,665	271,929
Entergy Corporation New	2,780	235,598
Excel Energy Inc.	3,240	104,425
Exelon	1,400	51,072
First Energy Corp.	1,255	43,574
Nextra Energy	1,000	102,480
Northeast Utilities	2,806	132,649
One Gas, Inc.	300	11,325
Pepco Holdings Inc.	7,080	194,558
PPL Corporation	4,945	175,696
Public Service Enterprise Group Inc.	2,700	110,133
Scana Corp.	700	37,667
Southern Company	6,420	291,793
Wisconsin Energy Corp.	2,000	93,840
Total Electric Utility		2,235,571

Exchange Traded Funds - 0.8%
iShares Investment Grade Corp. Bonds	640	76,326
iShares S & P Preferred Stock Index	2,516	100,414
SPDR Barclays Capital High Yield Bond ETF	2,600	108,498
Total Exchange Traded Funds		285,238

Food Processing - 0.9%
Kraft Foods Inc.	4,900	293,755
Mondelez International Inc.	1,500	56,415
Total Food Processing		350,170

Metals and Mining - 0.05%
Silver Wheaton Corp.	700	18,389

Mutual Funds - 0.3%
Blackrock Floating Rate Inc.	3,179	45,174
John Hancock Preferred Income Fund	3,284	67,618
Total Mutual Funds		112,792

Natural Gas Utility - 0.5%
Atmos Energy Corp.	1,500	80,100
Piedmont Natural Gas Company Inc.	2,700	101,007
Total Natural Gas Utility		181,107

Natural Gas (Diversified) - 0.2%
ONEOK Inc.	1,200	81,696

Office Equipment - .2%
Pitney Bowes Inc.	3,000	82,860

Oil Field Services & Equipment - 0.2%
Diamond Offshore Drilling	1,515	75,189

Petroleum Producing - 1.0%
Chevron Corp	1,800	234,990
Holly Frontier Corp.	3,400	148,546
Total Petroleum Producing		383,536

Real Estate Investment Trust - 4.0%
AvalonBay Communities	790	112,330
Digital Realty Trust Inc.	1,500	87,480
EPR Properties	1,900	106,153
Healthcare Reit	1,570	98,392
Healthcare Realty Trust Inc.	2,300	58,466
Highwoods Properties Inc.	1,300	54,535
Hospitality Properties Trust	9,600	291,840
Liberty Property Trust	5,240	198,753
LTC Properties Inc.	4,830	188,563
Mack Cali Rlty Corp.	5,600	120,288
National Retail Properties	1,470	54,669
Omega Healthcare Investors	5,831	214,931
Realty Income Corp.	4,630	205,665
Redwood Trust Inc	2,600	50,622
Sabra Health Care REIT Inc.	1,960	56,272
Senior Housing Properties Trust	10,400	252,616
Stag Industrial Inc.	7,130	171,191
Sun Communities Inc.	3,180	158,491
Ventas Inc.	600	38,460
Washington Real Estate Invt.	6,600	171,468
Total Real Estate Investment Trust		2,691,185

Restaurant Industry - .5%
Pitney Bowes Inc.	2,000	201,480

Telecommunications Services - 2.8%
AT&T	23,570	833,435
CenturyTel Inc.	6,900	249,780
Consolidated Communications Holdings Inc.	9,600	213,504
Frontier Communications Corp.	192	1,121
Verizon Communications Inc.	20,540	1,005,022
Total Telecommunication Services		2,302,862

Total US Common Stock (cost $9,071,972)		10,098,202

FOREIGN Common Stock - 0.43%

CANADIAN Common Stock - Petroleum Industry - 0.09%
Penn West Petroleum Ltd	3400	33,184

CANADIAN Common Stock - Utilities - 0.03%
Atlantic Power Corp.	2,700	11,070

FRANCE Common Stock - Drug Industry - 0.09%
Sanofi-Aventis-ADR	600	31,902

NETHERLANDS Common Stock - Petroleum Industry - 0.13%
Seadrill Ltd	1,200	47,940

UNITED KINGDOM Common Stock - Food Processing - 0.10%
Unilever PLC	800	31,902
Total FOREIGN Common Stock (cost $167,757)		160,344

Publicly Traded Partnerships (PTP) - 12.5%

PTP - Oil/Gas Distribution - 12.5%
Amerigas Partners - LP	7,230	328,170
Atlas Pipeline Partnership	3,301	113,554
Boardwalk Pipeline Partners	10,218	189,033
Breitburn Energy Partners LP	4,700	103,964
Buckeye Partners LP	6,472	537,564
CVR Partners LP	4,760	88,964
El Paso Pipeline Partners	5,800	210,134
Enbridge Energy Partners LP	3,700	136,641
Energy Transfer Partners LP	7,050	408,688
Enterprise Products Partners	1,600	125,264
Kinder Morgan Energy Partners	3,600	295,956
KKR & Co. LP	2,370	57,662
Linn Energy LLC	5,890	190,541
Magellan Midstream Partners LP	2,200	184,888
Market West Energy Partners	2,000	143,160
Nustar Energy LP Unit Com	4,100	254,241
Plains All American Pipeline	3,914	235,036
Regency Energy Partners LP	3,060	98,563
Spectra Energy Partners LP	2,550	136,042
Suburban Propane Partners LP	3,200	147,200
Targa Res Partners LP	3,460	248,843
TC Pipelines LP	2,300	118,818
Williams Partners LP	5,240	284,480
Total PTP - Oil/Gas Distribution		4,637,406

Total Publicly Traded Partnerships (cost $4,056,851)		4,637,406

Total US Corporate Bonds:	56.74%	21,072,089
Total US Common Stocks:	27.19%	10,098,201
Total Foreign Common Stocks:	00.43%	160,344
Total Publicly Traded Partnerships:	12.49%	4,637,406
Total Money Market Funds:	03.15%	1,171,268
TOTAL PORTFOLIO:	100.0%	37,139,309

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

For six months ended June 30, 2014 (unaudited)

INVESTMENT INCOME
Interest	$543,597
Dividends	333,400

Total investment income	876,997

EXPENSES
Salaries and benefits	136,174
Directors' compensation and expenses	119,411
Insurance	40,189
Office and equipment leases	31,861
General and administrative	29,968
Legal and accounting	24,262
Custodian	9,405

Total expenses	391,738

Net investment income	485,727

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	12,590
Net increase in unrealized appreciation on investments	1,022,069

Total realized and unrealized gain on investments	1,034,659

NET OPERATING INCOME	1,520,386
OTHER INCOME	86,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,606,666

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2014 (unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS	June 30, 2014	June 30, 2013
Net investment income	$485,727	$458,394

Net realized gain on investments	12,590	24,124
Net change in unrealized appreciation (depreciation) on investments	1,022,069)	(46,017)
Other income and expense, net	86,280	91,722

Net increase in in net assets resulting from operations	1,606,666	528,223

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	(266,520)	(229,204)

Total decrease in net assets	1,341,678	299,019

NET ASSETS
Beginning of year	39,869,534	40,530,527

Six months ended June 30, 2013 (includes undistributed ordinary income of $486,195 and $474,331 respectively)	$41,209,680	$40,829,546

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31, 2009 TO 2013 AND THE SIX MONTHS ENDED JUNE 30, 2013 & 2014 (annualized)

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

	June 30. 2014	June 30. 2013	2013	2012	2011	2010	2009

Net asset value, beginning of year	$3,322.49	$3,377.57	$3,377.57	$3,377.67	$3,343.58	$3,264.90	$2,973.95

Income from investment operations
Net investment income	40.48	38.20	80.20	70.10	69.90	73.28	78.35
Net realized and unrealized gain (loss) on investment transactions	86.22	(1.82)	(35.92)	6.00	40.17	47.98	328.23
Net other income	7.19	7.64	14.61	15.40	14.02	8.75	22.04
Income taxes					-	34.67	(34.67)

Total from investment operations	133.89	44.02	58.89	91.50	124.09	164.68	393.95

Less dividends and distributions	(22.21)	(19.10)	(113.97)	(91.60)	(90.00)	(86.00)	(103.00)

Net asset value, end of year	$3,434.17	$3,402.49	$3.324.49	$3.377.57	$3,377.67	$3,343.58	$3,264.90

Total return	3.90%	1.29%	1.77%	2.71%	3.67%	4.93%	12.07%

SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$41,210	$40,830	$39,870	$40,531	$40,532	$40,123	$39,179
Ratio to average net assets
Expenses	0.97%	1.02%	2.02%	2.06%	2.21%	2.25%	2.41%
Net investment income	1.20%	1.13%	2.39%	2.08%	2.08%	2.22%	2.50%
Portfolio turnover rate	1.88%	4.81%	16.07%	13.71%	8.81%	8.68%	6.07%
*The financial information in this column has been annualized (2) fo easier comparison with previous years.

Kavilco Incorporated

NOTES to financial statement dated June 30, 2014

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at their estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the LIFO (last in first out) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State. Generally, the Company is subject to examination by U.S. federal and state income tax authorities for three years from the filing of a tax return.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of June 30, 2014.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date these financial statements were available to be issued, and has determined that there are no events that would require adjustments or additional disclosures in the financial statements.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

  Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
  Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
  Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Publicly traded partnerships

Publicly traded partnerships consist of tax-advantage oil and gas processing and distribution companies. They do not pay state or federal corporate income tax. They are traded on a national securities exchange and are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2014:

	Level 1		Level 2		Level 3		Balance

Investments in Securities
US Corporate Bonds		$-		$21,072,089		$-	$21,072,089
US Common stock		10,098,202		-		-	10,098,202
Foreign Common Stock		160,344		-		-	160,344
Publicly Traded Partnerships		4,637,406		-		-	4,637,406
Money Market Fund		1,171,268		-			1,171,268

		$16,067,220		$21,072,089	$		$37,139,309

Real Estate	$		$			$3,794,617	$3,794,617

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2014, no significant transfers between Level 1 or 2 occurred.

At June 30, 2014, there were no realized gain (loss), changes in unrealized gain (loss), cost or purchases, proceeds from sales or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2014, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. In 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of June 30, 2014, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $3,794,617 at June 30, 2014, the value of which was determined by an independent appraisal on December 31, 2013. The Board of Directors approved this fair value estimate of the real estate. The Company has the real estate appraised on an annual basis.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (consisting of corporate obligations, common stock, and publicly traded partnerships) aggregated $3,445,669 for the six months ended June 30, 2014, and sales and maturities of investment securities (consisting of corporate obligations and common stock) aggregated $631,736 for the six months ended June 30, 2014.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation for U.S. federal income tax purposes is $3,713,289 for the six months ended June 30, 2014.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2014:

Building	$170,601
Furniture, fixtures, and equipment	75,398

245,999
Less accumulated depreciation	(229,756)

$16,243

Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,196 for the six months ended June 30, 2014.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. Future minimum lease commitments under this non-cancelable operating lease for the six months ended December 31, 2014 and the fiscal years ended December 31, 2015 and 2016 are as follows:

2014	16,468
2015	35,507
2016	27,277

$79,252

Rent expense for the six months ended June 30, 2014 was $18,680.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:

  Common stock:
  Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
  Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10. Dividends and Distributions to Shareholders

On February 28, 2014, a distribution of $22.21 per share was declared. The dividend was paid on March 14, 2014 to shareholders of record on March 13, 2014.

The tax character of distributions paid during 2014 was as follows:

	June 30, 2014	2013-	2012
Undistributed ordinary income	$486,195	$168,118	$129,293

Net unrealized appreciation on:
Investments	3,275,164	2,253,085	2,938,505
Real estate	2,740,528	2,740,528	2,740,528

	$6,501,877	$5,161,731	$5,808,326

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

	June 30, 2013	2013	2012
Distributions paid from:
Ordinary income	$266,520	$1,367,671	$995,484
Long-term capital gain			103,476

	$266,520	$1,367,671	$1,098,960

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions for the six months ended June 30, 2014 totaled $18,433.

Note 13. Other Income and Expense

The Company earned income of $79,680 for the six months ended June 30, 2014, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $6,600 of lease income for the six months ended June 30, 2014.

~ Kavilco's Mission Statement ~

To honor the vision and unselfish actions of our Kasaan Haida ancestors and elders, the goals of Kavilco Incorporated are to provide dividends and to preserve the assets for all generations.

Officers & Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

32 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
Total Distributions	$49,500,138
Per 120 Original Shareholders	$412,501

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones
Louis L. Jones
President

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 27, 2014